Exhibit 10.12
Execution Version

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[**]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
AMENDMENT NO. 1
TO
SECOND AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
(ARAMARK)
THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) is entered into and effective as of September 9, 2025 (the “Effective Date”), by and among:
(a)    ARAMARK RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”),
(b)    ARAMARK SERVICES, INC., a Delaware corporation (the “Master Servicer”), as Master Servicer,
(c)    COÖPERATIEVE RABOBANK, U.A., NEW YORK BRANCH (in its individual capacity, “Rabobank”), as a committed purchaser (in such capacity, a “Committed Purchaser”) and as purchaser agent for itself (together with its successors and assigns in such capacity, the “Rabobank Purchaser Agent”),
(d)    GTA FUNDING LLC (in its individual capacity, “GTAF”), as a conduit purchaser (in such capacity, a “Conduit Purchaser”),
(e)    THE TORONTO-DOMINION BANK (in its individual capacity, “TD”), as a committed purchaser (in such capacity, a “Committed Purchaser”) and as purchaser agent for itself and GTAF (together with its successors and assigns in such capacity, the “GTAF Purchaser Agent”),
(f)    MANHATTAN ASSET FUNDING COMPANY LLC (in its individual capacity, “Manhattan”), as a conduit purchaser (in such capacity, a “Conduit Purchaser”),
(g)    SUMITOMO MITSUI BANKING CORPORATION (in its individual capacity, “SMBC”), as a committed purchaser (in such capacity, a “Committed Purchaser”),
(h)    SMBC NIKKO SECURITIES AMERICA, INC. (in its individual capacity, “SMBC Nikko”), as purchaser agent for Manhattan and SMBC (together with its successors and assigns in such capacity, the “Manhattan Purchaser Agent”),
(i)    WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells”), as a committed purchaser (in such capacity, a “Committed Purchaser”) and as purchaser agent for itself (together with its successors and assigns in such capacity, the “Wells
Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

Purchaser Agent” and, together with the Rabobank Purchaser Agent, the Manhattan Purchaser Agent and the GTAF Purchaser Agent, the “Purchaser Agents”), and
(j)    WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for each of the Committed Purchasers, the Conduit Purchasers and the Purchaser Agents (together with its successors and assigns in such capacity, the “Administrative Agent”).

Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Purchase Agreement (as defined below).
WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of July 19, 2023 by and among the Seller, the Master Servicer, the Purchasers and Purchaser Agents from time to time party thereto, and the Administrative Agent (as amended, modified or restated from time to time, the “Purchase Agreement”); and
WHEREAS, the parties hereto desire to amend the Purchase Agreement as hereinafter provided;
NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
SECTION 1.Amendments to the Purchase Agreement.
(a)Clauses (i) and (ii) in the preliminary statements of the Purchase Agreement are hereby amended and restated in their entirety to read as follows:
(i)TD assigned its investment in the Invested Amount under the Existing Agreement to GTAF, GTAF immediately refinanced such investment with the proceeds of its Commercial Paper under this Agreement, became a Conduit Purchaser under this Agreement (collectively with TD, individually as a Committed Purchaser and as GTAF Purchaser Agent, the “GTAF Purchaser Group”), and
(ii)SMBC joined this Agreement and provided a new Commitment and thereby became a Committed Purchaser hereunder, Manhattan became a new Conduit Purchaser under this Agreement, and SMBC Nikko joined this Agreement and began acting as Manhattan Purchaser Agent (SMBC, Manhattan and the Manhattan Purchaser Agent, collectively, the “Manhattan Purchaser Group”).

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

(b)Section 1.1(b) of the Purchase Agreement is hereby amended to delete “(C)” where it appears in the second proviso in such Section and to replace it with “(iii).”
(c)Section 1.1 of the Purchase Agreement is hereby amended to add the following new subsection (e) thereto:
(e)    Uncommitted Accordion. Not more than two (2) times after September 9, 2025, provided that no Amortization Event or Unmatured Amortization Event has occurred and is continuing, the Seller (or the Servicer, on the Seller’s behalf) may, by not less than thirty (30) days’ prior written notice to the Purchaser Agents, request an increase in the Purchase Limit in an aggregate minimum amount of not less than $25,000,000 and an aggregate maximum amount not to exceed $125,000,000 (for the avoidance of doubt, whether one or two requests are made to increase the Purchase Limit, the aggregate amount of such increase or all such increases shall not exceed $125,000,000). Upon receipt of such request, each of the Committed Purchasers severally agrees to promptly seek credit approval to increase such Committed Purchaser’s Commitment in an amount equal to its Pro Rata Share of the aggregate increase requested; provided, however, that nothing herein shall be deemed to constitute a commitment by any Purchaser to provide, or to obtain credit approval to provide, any portion of the requested increase. If any of the Committed Purchasers notifies the Seller Parties and the other Purchaser Agents that it has obtained credit approval for its Pro Rata Share of the requested increase, each of the parties hereto agrees to promptly enter into an amendment to this Agreement to give effect to each such increase. In the event any Committed Purchaser declines to provide its Pro Rata Share of the requested increase, the Seller may offer all or any portion of such Committed Purchaser’s Pro Rata Share to one or more of the other Committed Purchasers.
(d)Each Committed Purchaser’s signature page to the Purchase Agreement is hereby amended to delete the reference to its respective Commitment on the Second Restatement Effective Date.
(e)The definition of “Purchaser” that appears immediately after the definition of “Investment Limit” on Exhibit I to the Purchase Agreement is hereby deleted, as a duplicate definition already appears in its correct alphabetical order.
(f)The definitions of “Adjusted Daily One Month Term SOFR” and “Term SOFR Adjustment” set forth in Exhibit I to the Purchase Agreement are hereby deleted in their entirety.
(g)The definitions of “Contract Guarantee Amount” and “Contract Guarantee Reserve” set forth in Exhibit I to the Purchase Agreement and

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

all references to such terms in the Purchase Agreement are hereby deleted in their entirety.
(h)Clause (iv) of the definition of “Eligible Receivable” is hereby amended and restated in its entirety to read as follows:
(iv) which either (x) has been billed to the Obligor thereon and by its terms is due and payable within thirty (30) days of the original billing date therefor or (y) is a Permitted Unbilled Receivable; provided, however, (1) up to 40% of the aggregate Outstanding Balance of all Receivables originated by the Originators that are due and payable within 31 to 60 days of the original billing date therefor shall be deemed “Eligible Receivables” if such Receivables otherwise satisfy all requirements of this definition, (2) up to 5.0% of the aggregate Outstanding Balance of all Receivables originated by the Originators that are due and payable within 61 to 90 days of the original billing date therefor shall be deemed “Eligible Receivables” if such Receivables otherwise satisfy all requirements of this definition, (3) up to 2.5% of the aggregate Outstanding Balance of all Receivables originated by the Originators that are due and payable within 91 and 120 days of the original billing date therefor shall be deemed “Eligible Receivables” if such Receivables otherwise satisfy all requirements of this definition, and (4) without duplication of clauses (1), (2) and (3) hereof, up to 5.0% of the aggregate Outstanding Balance of all Receivables originated by the Originators that are (A) due and payable within 165 days of the original billing date therefor and (B) owing from Anheuser Busch or one of its Affiliates shall be deemed “Eligible Receivables” if (x) such Receivables otherwise satisfy all requirements of this definition and (y) Anheuser Busch maintains long- term, unsecured, senior debt ratings of at least BBB by S&P and Baa2 by Moody’s,

(i)The definition in Exhibit I to the Purchase Agreement of each of the defined terms included in the list below is hereby amended and restated in its entirety to read as set forth below:
Commitment: As to each Committed Purchaser, the amount set forth opposite its name on Schedule D hereto.
Credit Agreement: That certain Credit Agreement, dated as of March 28, 2017, by and among ARAMARK Services, Inc., ARAMARK INTERMEDIATE HOLDCO CORPORATION, each Subsidiary Guarantor (as therein defined), the lenders from time to time party thereto, and JPMorgan Chase Bank, N.A. as administrative agent, as amended through and including Amendment No. 18 thereto, dated as of August 15, 2025.

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

Daily One Month Term SOFR: For any day, the Term SOFR Reference Rate for a one-month tenor published by the Term SOFR Administrator on such day, provided, however, that if, as of 5:00 p.m. (New York City time) on such day, the Term SOFR Reference Rate for a one-month tenor has not been published by the Term SOFR Administrator, then Daily One Month Term SOFR will be the Term SOFR Reference Rate for a one-month tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to the day of determination, and provided further, that if Daily One Month Term SOFR as so determined shall ever be less than the Floor, then Daily One Month Term SOFR shall be deemed to be the Floor. For the avoidance of doubt, Daily One Month Term SOFR shall change when and as the Term SOFR Reference Rate published by the Term SOFR Administrator changes.
GTAF Purchaser Group Limit: On any date of determination, the amount set forth under the heading “GTAF Purchaser Group Limit” in the table on Schedule D, as such amount may be increased or reduced from time to time pursuant to Section 1.1(d) or Section 1.1(e).
Manhattan Purchaser Group Limit: On any date of determination, the amount set forth under the heading “Manhattan Purchaser Group Limit” in the table on Schedule D, as such amount may be increased or reduced from time to time pursuant to Section 1.1(d) or Section 1.1(e).
Net Required Reserve: For any day during any Determination Period, the product of (A) the greater of (1) the sum of the Required Reserve Factor Floor and the Servicing Reserve during such Determination Period and the percentage equivalent of a fraction the numerator of which is the Tax Offset Reserve during such Determination Period and the denominator of which is the Net Pool Balance as of such day and (2) the sum of the Loss Reserve, the Yield Reserve, the Dilution Reserve and the Servicing Reserve during such Determination Period, and (B) the Net Pool Balance as of such day.
Purchase Limit: As of any date of determination, an amount equal to the sum of the Purchaser Group Limits.
Rabobank Purchaser Group Limit: On any date of determination, the amount set forth under the heading “Rabobank Purchaser Group Limit” in the table on Schedule D, as such amount may

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

be increased or reduced from time to time pursuant to Section 1.1(d) or Section 1.1(e).
Required Reserve: For any day during a Determination Period, the sum of (i) the product of (A) the greater of (1) the sum of the Required Reserve Factor Floor and the Servicing Reserve during such Determination Period and the percentage equivalent of a fraction the numerator of which is the Tax Offset Reserve during such Determination Period and the denominator of which is the Net Pool Balance as of such day and (2) the sum of the Loss Reserve, the Yield Reserve, the Dilution Reserve and the Servicing Reserve during such Determination Period, and (B) the Net Pool Balance as of such day, and (ii) the excess of the Deposit Reserve for such Determination Period over the Deposit Reserve Allowance for such day during such Determination Period.
Scheduled Termination Date: September 8, 2028.
Wells Purchaser Group Limit: On any date of determination, the amount set forth under the heading “Wells Purchaser Group Limit” in the table on Schedule D, as such amount may be increased or reduced from time to time pursuant to Section 1.1(d) or Section 1.1(e).
Yield Rate: As of any date with respect to each of the Committed Purchasers and any portion of the Receivable Interest funded by it, whether as a direct funding by Wells or Rabobank or as a Liquidity Funding or an Alternate Funding by SMBC or TD, Daily One Month Term SOFR for such day or, solely as provided in Section 4.3 or Section 4.4, the applicable Purchaser Group’s Alternate Base Rate or the Default Rate, as applicable.
(j)Schedule C to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex I hereto .
(k)Schedule D to the Purchase Agreement is hereby amended and restated in its entirety to read as set forth in Annex II hereto.
SECTION 2.Effect of Amendment. Except as specifically amended hereby, the Purchase Agreement and all exhibits and schedules attached thereto shall remain in full force and effect. This Amendment shall not constitute a novation of the Purchase Agreement but shall constitute an amendment to the Purchase Agreement and the exhibits and schedules attached thereto to the extent set forth herein.
SECTION 3.Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.
SECTION 4.Effectiveness. Effectiveness of this Amendment is subject to the prior or contemporaneous satisfaction of each of the following conditions precedent:

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

(a)The Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by each of the parties hereto;
(b)The Administrative Agent shall have received one or more counterparts of the Eighth Amended and Restated Fee Letter, duly executed by each of the parties thereto, and each of the Purchaser Agents shall have received its Purchaser Group’s Upfront Fee (as therein defined); and
(c)Each of the representations and warranties contained in Article V of the Purchase Agreement shall be true and correct in all material respects, it being understood that the foregoing materiality qualifier shall not apply to any representation that itself contains a materiality threshold. The signature of each of the Seller and the Master Servicer on a counterpart of this Amendment constitutes a representation and warranty by such party that the foregoing is true and correct as to its representations and warranties as of the date hereof (except for such representations and warranties that speak only as of an earlier date, in which case such representation or warranty was true and correct as of such earlier date).
SECTION 5.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws principles (other than section 5-1401 of the New York General Obligations Law).
SECTION 6.Execution in Counterparts; Electronic Execution; Severability. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. To the fullest extent permitted by applicable law, delivery of an executed counterpart of a signature page of this Amendment by telefacsimile or electronic image scan transmission (such as a “pdf” file) will be effective to the same extent as delivery of a manually executed original counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import in this Amendment and the other Transaction Documents shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
<Signature pages follow>

Amendment No. 1 to the
Second Amended and Restated Receivables Purchase Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
ARAMARK RECEIVABLES, LLC,
as the Seller

By:/s/ Kerri Howard
Name: Kerri Howard
Title: Treasurer

Address:     2400 Market Street, 6th Floor
Philadelphia, PA 19103
Attention:     Kerri Howard
Telephone:     [**]
Fax:         [**]
Email:        [**]

ARAMARK SERVICES, INC.,
as the Master Servicer

By: /s/ Kerri Howard
Name: Kerri Howard
Title: Treasurer

Address:     2400 Market Street, 6th Floor
Philadelphia, PA 19103
Attention:     Kerri Howard, Treasurer
Telephone:     [**]
Fax:         [**]
Email:        [**]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Wells Purchaser Agent and as a Committed Purchaser

By: /s/ Taylor Cloud _________________________________________
Name: Taylor Cloud
Title: Executive Director

Address:

Wells Fargo Bank, National Association
1100 Abernathy Road, Suite 1600
Atlanta GA 30328

Attention: Taylor Cloud
Telephone: [**]
Email: [**]

COÖPERATIEVE RABOBANK U.A., as Rabobank Purchaser Agent and a Committed Purchaser

By:/s/ Jinyang Wang
Name: Jinyang Wang
Title:    Executive Director

By:/s/ Jason Barwig
Name:    Jason Barwig
Title:    Vice President

Address:

Rabobank
151 W. 42nd Street, 8th Floor
New York, NY 10036
Attention: VCF -Transaction Management
Telephone No. [**]
Email: [**]

[signatures continue on following page]

THE TORONTO-DOMINION BANK, as a Committed Purchaser and as GTAF Purchaser Agent

By:/s/ Luna K. Mills
Name:    Luna K. Mills
Title:    Managing Director

Address for Notices:

TD Securities/Toronto-Dominion Bank
Attn: ASG Asset Securitization
Address: 222 Bay Street
Suite/Floor: 7th Floor, Ernst and Young Tower
City/State/Zip: Toronto, Ontario, M5K1A2
Phone: [**]
Email:  [**]

With a copy to:

TD Securities/Toronto-Dominion Bank
Attn: ASG Operations
Address: 77 King Street West
TD North Tower, 25th Floor
City/State/Zip: Toronto, Ontario, M5K1A2
Phone: [**]
Email: [**]

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

Address for Notices:

GTA Funding LLC
68 South Service Road, Suite 120
Melville, NY 11747
Attention: Conduit Funding
Phone: [**]
Email:  [**]
With a copy to:

TD Securities/Toronto-Dominion Bank
Attn: ASG Operations
Address: 77 King Street West
TD North Tower, 25th Floor
City/State/Zip: Toronto, Ontario, M5K1A2
Phone: [**]
Email: [**]

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By: /s/ Cindy Hwee
Name: Cindy Hwee
Title: Director

Address for Notices:
Sumitomo Mitsui Banking Corporation
c/o SMBC Nikko Securities America, Inc.,
277 Park Avenue
New York, NY 20273
Attention: Randall Wernes
Phone: [**]
Email: [**]

With copies to:

Attention: Peter Nakhla
Phone: [**]
Email: [**]
and

Attention: Joseph Amoresano
Phone: [**]
Email: [**]

SMBC NIKKO SECURITIES AMERICA, INC., as Manhattan Purchaser Agent

By: _/s/ Takashi Fueno
Name: Takashi Fueno
Title: Managing Director

Address for Notices:

SMBC Nikko Securities America, Inc.
277 Park Avenue
New York, NY 20273
Attention: Randall Wernes
Phone: [**]
Email: [**]

With copies to:

Attention: Peter Nakhla
Phone: [**]
Email: [**]

and

Attention: Joseph Amoresano
Phone: [**]
Email: [**]

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By: _/s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

Address for Notices:
Manhattan Asset Funding Company LLC
c/o SMBC Nikko Securities America, Inc.,
277 Park Avenue
New York, NY 20273
Attention: Randall Wernes
Phone: [**]
Email: [**]
With copies to:

Attention: Peter Nakhla
Phone: [**]
Email: [**]

and

Attention: Joseph Amoresano
Phone: [**]
Email: [**]